THE ALGER PORTFOLIOS (the “Trust”)

Alger Capital Appreciation Portfolio

Alger Growth & Income Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

Alger Weatherbie Specialized Growth Portfolio

Alger Balanced Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 13, 2023 to the

Statement of Additional Information (“SAI”) of each Portfolio

Effective immediately the following changes are made to each Portfolio’s SAI:

The second paragraph in the section of each Portfolio’s SAI entitled “Management—Trustees and Officers of the Trust” is deleted in its entirety and replaced with the following:

The Board has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Portfolio’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Portfolio’s financial statements and the independent audit thereof. The members of the Audit Committee are Nathan E. Saint-Amand and Charles F. Baird, Jr. The Audit Committee met five times during the Trust’s last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Independent Trustees to the Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all the Independent Trustees.

The section of each Portfolio’s SAI entitled “Management—Board Composition and Leadership Structure” is deleted in its entirety and replaced with the following:

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s trustees be Independent Trustees and as such not be affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 80% of the Trust’s Trustees, including the Chair of the Board, are Independent Trustees. The Chair of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.

Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2007	Non-profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater

Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner of North Castle Partners (private equity securities group).	29

Roger P. Cheever (1945)	Trustee since 2007	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President for Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund

David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29

Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29

(1)	The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)

Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)

“Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

The second paragraph in the section of each Portfolio’s SAI entitled “Management—Information About Each Trustee’s Experience, Qualifications, Attributes or Skills” is deleted in its entirety and replaced with the following:

Each Trustee has been a Board member of the Alger Fund Complex mutual funds since at least 2007. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•

Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex funds (some since 2003), Ms. Alger has over 25 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•

Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 2000), and his service on the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•

Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex funds since 2007, and has been a Board member of some since 2000. Mr. Cheever has over 35 years of experience in the development and management of non-profit entities.

•	David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex funds since 2007, Mr. Rosenberg has over 20 years of experience as a professor of business law.

•

Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 1986), and his service on the Audit Committee of the Trust, Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.

Shareholders should retain this Supplement for future reference.

S-APPSAI 11323